UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 30, 2015

IKANOS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-51532	73-1721486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47669 Fremont Boulevard Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
(510) 979-0400
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Silicon Valley Bank Loan and Security Agreement

On April 30, 2015, Ikanos Communications, Inc. (the “Company”) and Silicon Valley Bank (“SVB”) entered into Amendment No. 2 (the “SVB Loan Amendment”) to the First Amended and Restated Loan and Security Agreement dated October 7, 2014 (the “SVB Loan Agreement”). The SVB Loan Amendment provides, among other things, the following: (i) that SVB agrees to allow the Company to enter into Amendment No. 2 to the ALU Loan Agreement, as defined and further described below; (ii) the removal of the LIBOR-based pricing option; (iii) an increase in the interest rate margin by 75 basis points; and (iv) a final payment fee of $250,000.

The foregoing description of the SVB Loan Amendment is a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the SVB Loan Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference into this Item 1.01.

On April 30, 2015, the Company and SVB entered into a Limited Waiver to the SVB Loan Agreement (the "Limited Waiver"). The Limited Waiver provides, among other things, that SVB agrees to waive the Company’s compliance with the adjusted quick ratio covenant contained in Section 6.7(a) of the SVB Loan Agreement for the fiscal month ending April 26, 2015, provided that the Company is in receipt of the Original Principal Amount under the ALU Loan Agreement on or before May 8, 2015. The Company received the $10 million Original Principal Amount under the ALU Loan Agreement on April 30, 2015.

The foregoing description of the Limited Waiver is a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Limited Waiver which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference into this Item 1.01.

Amendment to the Alcatel-Lucent USA, Inc. Loan and Security Agreement

On April 30, 2015, the Company and Alcatel-Lucent USA, Inc. entered into Amendment No. 2 (the “ALU Loan Amendment”) to that certain Loan and Security Agreement dated September 29, 2014, as amended (the “ALU Loan Agreement”), by and between the Company and Alcatel-Lucent USA, Inc. The ALU Loan Amendment provides, among other things, the following: (i) that interest shall be paid in arrears in cash, rather than in-kind, however, for any interest payment due after June 30, 2015, the Company may request that, at the discretion of Alcatel-Lucent USA, Inc., such payments be made in-kind; (ii) the amendment of the warrants previously issued to Alcatel-Lucent Participations, as further described below; and (iii) that the outstanding balance of the loan shall automatically accelerate in the event of a change in control of the Company or a sale of all or substantially all of the Company’s assets.

The foregoing description of the ALU Loan Amendment is a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the ALU Loan Amendment filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required to be disclosed under this Item 2.03 is set forth in Item 1.01 above and is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.02.

On September 29, 2014, in connection with the ALU Loan Amendment, the Company issued to Alcatel-Lucent Participations (“ALUP”) a warrant (the “First Warrant”) to purchase up to 315,789 shares of the Company’s common stock with an exercise price of $4.75 per share (after giving effect to the one-for-ten reverse stock split that occurred on February 13,

2015 (the "Reverse Stock Split")). On December 10, 2014, in connection with the first amendment to the ALU Loan Agreement, the Company issued an additional warrant to ALUP (the “Second Warrant”) to purchase up to 157,895 shares of the Company’s common stock, with an exercise price of $4.10 per share (after giving effect to the Reverse Stock Split).

In connection with the ALU Loan Amendment, on April 30, 2015, the Company amended each of the First Warrant (the “Amended and Restated First Warrant”) and the Second Warrant (the “Amended and Restated Second Warrant” and, collectively, with the Amended and Restated First Warrant, the “Amended Warrants”) to lower the exercise price to $2.75 per share of the Company's common stock that is issuable thereunder, which exercise price represents the closing price of the Company’s common stock on April 29, 2015, the last trading day before the Amended Warrants were issued. In addition, each of the Amended Warrants contains a provision to automatically adjust the per share exercise price downward in the event that on or before April 30, 2016, the Company issues or sells or publicly announces the issuance or sale of any of its common stock or options or convertible securities that are related to its common stock (other than certain employee and director options) at an effective price that is lower than the then-current exercise price under the Amended Warrants. In addition, the per share exercise price will be adjusted downward under various other circumstances, including if any of the following events occurs: certain adjustments are made to the purchase or exercise price of an option or the conversion rate of a convertible security; the Company makes any dividend or other distribution of assets to holders of its common stock that is not also given to holders of the Amended Warrants; or the Board of Directors of the Company determines that it is appropriate to adjust the per share exercise price. Neither of the Amended Warrants provides for a corresponding upward adjustment of the per share exercise price thereunder.

The foregoing description of the Amended Warrants is a summary, does not purport to be complete, and is qualified in its entirety by reference to the Amended and Restated First Warrant and the Amended and Restated Second Warrant filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing is an issuance of securities to an “accredited investor” (as that term is defined under Rule 501 of Regulation D), and is exempt from registration under the Securities Act in reliance upon Section 4(2) of the Securities Act or Regulation D Rule 506, as a transaction by an issuer not involving a public offering.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 4.1	Amended and Restated Warrant No. 5 to Purchase Common Stock of Ikanos Communications, Inc., originally issued to Alcatel-Lucent Participations on September 29, 2014, dated as of April 30, 2015.
Exhibit 4.2	Amended and Restated Warrant No. 6 to Purchase Common Stock of Ikanos Communications, Inc., originally issued to Alcatel-Lucent Participations on December 10, 2014, dated as of April 30, 2015.
Exhibit 10.1	Amendment No. 2 to the First Amended and Restated Loan and Security Agreement dated October 7, 2014, by and between Ikanos Communications, Inc. and Silicon Valley Bank, dated as of April 30, 2015.
Exhibit 10.2	Limited Waiver to the First Amended and Restated Loan and Security Agreement dated October 7, 2014, by and between Ikanos Communications, Inc. and Silicon Valley Bank, dated as of April 30, 2015.
Exhibit 10.3	Amendment No. 2 to the Loan and Security Agreement, dated September 29, 2014, by and between the Ikanos Communications, Inc. and Alcatel-Lucent USA, Inc., dated as of April 30, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 4, 2015

IKANOS COMMUNICATIONS, INC.

By:	/s/ ANDREW S. HUGHES
Andrew S. Hughes Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Amended and Restated Warrant No. 5 to Purchase Common Stock of Ikanos Communications, Inc., originally issued to Alcatel-Lucent Participations on September 29, 2014, dated as of April 30, 2015.
4.2	Amended and Restated Warrant No. 6 to Purchase Common Stock of Ikanos Communications, Inc., originally issued to Alcatel-Lucent Participations on December 10, 2014, dated as of April 30, 2015.
10.1	Amendment No. 2 to the First Amended and Restated Loan and Security Agreement dated October 7, 2014, by and between Ikanos Communications, Inc. and Silicon Valley Bank, dated as of April 30, 2015.
10.2	Limited Waiver to the First Amended and Restated Loan and Security Agreement dated October 7, 2014, by and between Ikanos Communications, Inc. and Silicon Valley Bank, dated as of April 30, 2015.
10.3	Amendment No. 2 to the Loan and Security Agreement, dated September 29, 2014, by and between the Ikanos Communications, Inc. and Alcatel-Lucent USA, Inc., dated as of April 30, 2015.